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                                                                  EXHIBIT 10.15

                          FORMS OF SECOND AMENDMENT TO
                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

                                     FORM 1

         THIS AMENDMENT to Change in Control Severance Agreement ("Amendment") dated as of June 28, 2001 is made by and between The PNC Financial Services Group, Inc., a Pennsylvania corporation (the "Company"), and ____________ ("Executive").


         WHEREAS, the Company and Executive have previously entered into a Change in Control Severance Agreement dated as of ____________, as amended by a first amendment dated as of November 15, 2000 (the "Agreement"); and

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to further amend the Agreement; and

         WHEREAS, Section 7.7 of the Agreement authorizes its modification in a writing signed by both Executive and a designated officer of the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Company and Executive hereby amend the Agreement as follows:

         1. Defined Terms in Amendment; Headings. The definitions of capitalized terms used in the Amendment will be the same as are set forth in the Agreement except as amended herein. Headings used in the Amendment are provided for reference and convenience only, shall not be considered part of the Amendment, and shall not be employed in the construction of the Amendment.


         2. Lump-Sum Matching Amount. Section 5.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Lump-Sum Severance Payment. In lieu of any further salary payments to Executive for periods subsequent to the Date of Termination, the Company shall pay to Executive a lump sum severance payment, in cash, equal to: (i) the Classification Factor (or, if less, the Retirement Factor) times the sum of (x) Executive's Annual Base Salary and (y) Executive's Annual Bonus; plus (ii) the Matching Amount, if any."


         3. Pension Benefits.

         (i) Section 5.2(e)(i) of the Agreement is hereby amended and restated in its entirety as follows:

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             "(i) Pension Plan Benefits.


                  (1) The pension benefits accrued by Executive under the Pension Plan, the Excess Plan and the SERP (the "Company Pension Plans") shall be paid to Executive in accordance with the terms of such plans.

                  (2) In the event that any amendments are made to the Company Pension Plans during the Coverage Period that adversely affect in any manner the amount of pension benefits payable to Executive under the Company Pension Plans, then the Company shall also pay to Executive a lump sum amount, in cash, equal to the difference between (A) the amount that would have been payable on a lump sum basis as of the Date of Termination without giving effect to such amendments and (B) the amount actually paid or payable on a lump sum basis as of the Date of Termination."

         (ii) Section 5.2(e)(ii) of the Agreement is hereby amended to: (1) change the heading from "Benefits Period Pension Accruals" to "Benefits Period and Other Pension Accruals"; (2) replace the phrase "this Section 5.2(e)" in the third sentence thereof with "Section 5.2(e)"; (3) add the phrase "at the Date of Termination" to the end of clause (A)(III) of the definition of Adjusted Lump Sum Amount in the third sentence thereof; (4) replace the word "his" in clause
(A)(V) of the definition of Adjusted Lump Sum Amount in the third sentence thereof with "Executive's"; (5) replace the phrase "a lump sum distribution" in clause (A)(V) of the definition of Adjusted Lump Sum Amount in the third sentence thereof with the phrase "lump sum distributions"; (6) divide the third sentence thereof into a third and a fourth sentence thereof by ending the current third sentence at the end of clause (C) of the definition of Adjusted Lump Sum Amount, deleting the conjunction "and", and making the remainder of current sentence three into sentence four; (7) add the phrase "For purposes of
Section 5.2(e)," at the beginning of the fourth sentence thereof immediately prior to the phrase "Date of Termination Lump Sum Amount"; (8) add the phrase ", not taking into account any amounts that were not vested at the Date of Termination," immediately after the phrase "means the total amount" in the definition of Date of Termination Lump Sum Amount; and (9) replace the word "his" in the definition of Date of Termination Lump Sum Amount with "Executive's".

         (iii) Section 5.2(e)(iii) of the Agreement is hereby amended by numbering certain of the clauses in the first sentence thereof so that the portion of the sentence from the word "assuming" to the end of the sentence reads as follows: "assuming that Executive: (A) remained employed (after the Date of Termination) for the Benefits Period; (B) was compensated during such period at Executive's Annual Base Salary and Annual Bonus; and (C) was fully vested under the Company Pension Plans."

         (iv) Section 5.2(e)(iv) of the Agreement is hereby amended by replacing the phrase "If the Executive has attained the age of 50" at the beginning of the first sentence thereof with the phrase "If Executive has attained the age of 49".

         (v) Section 5.2(e)(v) of the Agreement is hereby amended to change the heading from "No Adverse Affect" to "No Adverse Effect" and to insert the phrase "and calculations" after the word "determinations".


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         4. Miscellaneous Amendments.

         A. Continued Welfare Benefits.

         (i) Section 5.2(c) of the Agreement is hereby amended by dividing the current provisions of said section into numbered paragraphs as follows: (1) the first and second sentences will be Section 5.2(c)(i); (2) the third and fourth sentences will be Section 5.2(c)(ii); (3) the fifth sentence will be Section 5.2(c)(iii); (4) the sixth sentence will be Section 5.2(c)(iv); and (5) the seventh (currently the last) sentence will be Section 5.2(c)(v).

         (ii) Renumbered Sections 5.2(c)(ii) and (iv) of the Agreement are hereby amended by replacing the phrase "this Section 5.2(c)" with "Section 5.2(c)".

         (iii) Renumbered Section 5.2(c)(v) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(v) To the extent that the Company is unable to provide Executive with any of the Welfare Benefits required by Section 5.2(c) under the Company's benefit plans, the Company shall either (i) purchase such Welfare Benefits for Executive or (ii) to the extent that Executive is able to purchase such Welfare Benefits, pay to Executive a cash payment equal, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, to the cost thereof, in either case reduced by an amount equal to the premiums that Executive would have paid for such Welfare Benefits under the applicable Company benefit plans immediately prior to the Notice of Termination, as adjusted pursuant to Sections 5.2(c)(iii) and/or (iv) if applicable."

         (iv) Section 5.2(c) of the Agreement is hereby further amended to add the following to the end of said Section 5.2(c) as new subsections (vi), (vii),
(viii), (ix) and (x) thereof:

                  "(vi) To the extent that the Welfare Benefits required to be provided to Executive pursuant to Section 5.2(c) are group health benefits within the meaning of Section 4980B of the Code, the Company may, in its discretion, unless Executive has elected or is eligible to elect coverage under a Company-sponsored retiree medical plan or plans that provide medical benefits substantially similar to the medical benefits Executive was receiving immediately prior to the Notice of Termination, provide such benefits (hereafter referred to as "COBRA Welfare Benefits") to Executive during any portion of the Benefits Period that Executive is entitle to elect and receive continuation coverage (within the meaning of Section 4980B of the Code) with respect to such COBRA Welfare Benefits by (i) requiring Executive to elect continuation coverage with respect to such COBRA Welfare Benefits as the Company may designate and (ii) reimbursing Executive in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, so that the net cost to Executive of receiving such COBRA Welfare Benefits is not in excess of the cost to Executive provided for by Section 5.2(c)(i), as adjusted pursuant to Sections 5.2(c)(iii) and/or (iv) if applicable.


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                  (vii) If, as of the Date of Termination, Executive is eligible to elect coverage under a Company-sponsored retiree medical plan or plans that provide medical benefits substantially similar to the medical benefits Executive was receiving immediately prior to the Notice of Termination, the Company may, in its discretion, provide medical benefits to Executive pursuant to Section 5.2(c) by (i) requiring Executive to elect coverage under the Company's retiree medical plan or plans, and (ii), to the extent, if any, that Executive's retiree medical premiums exceed the premiums for Company medical benefits that Executive paid immediately prior to the Notice of Termination (as adjusted pursuant to Section 5.2(c)(iv) if applicable), paying Executive in cash an amount equal to such difference, such payment to be made on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive.

                  (viii) If Executive elects retiree medical coverage on or prior to the Date of Termination and has a post-retirement medical account ("PRMA") under a Company-sponsored post-retirement medical account plan ("PRMA Plan") as of the Date of Termination, then the Company shall pay to Executive a lump sum amount in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, equal to the difference between (1) the Adjusted PRMA Amount and (2) the Date of Termination PRMA Amount. For purposes of this Section 5.2(c)(viii): (A) "Adjusted PRMA Amount" means the amount that would have been Executive's PRMA balance as of the last day of the Benefits Period assuming that (i) Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, (ii) Executive elected not to have retiree medical premiums deducted from Executive's PRMA during the Benefits Period, and (iii) Executive's PRMA was credited with interest at each year end during the Benefits Period at the same rate as for the year end immediately preceding the Date of Termination or the year end immediately preceding the commencement of the Coverage Period in which the Date of Termination occurs, whichever rate is higher; and (B) "Date of Termination PRMA Amount" means the amount of Executive's PRMA balance as of the Date of Termination.

                  For purposes of this Section 5.2(c)(viii), all determinations and calculations will be made on the basis of the terms and conditions of the PRMA Plan as in effect immediately prior to the Date of Termination or, if the PRMA Plan has been amended during the Coverage Period in which the Date of Termination occurs so as to adversely affect in any manner the amount of Executive's PRMA thereunder, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.

                  (ix) If a PRMA would have been established for Executive under the PRMA Plan had Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, or if Executive would have had a PRMA as of the Date of Termination had the PRMA Plan not been terminated or amended during the Coverage Period in which the Date of Termination occurs, then the Company shall pay to Executive a lump sum amount in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, equal to the difference between (1) the Adjusted PRMA Amount and (2) the Date of Termination PRMA Amount. For purposes of this Section


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         5.2(c)(ix): (A) "Adjusted PRMA Amount" means the amount that would have been Executive's PRMA balance as of the last day of the Benefits Period assuming that (i) Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, (ii) Executive elected retiree medical coverage on or prior to the Date of Termination but elected not to have retiree medical premiums deducted from Executive's PRMA during the Benefits Period, and
         (iii) Executive's PRMA was credited with interest at each year end during the Benefits Period at the same rate as for the year end immediately preceding the Date of Termination or the year end immediately preceding the commencement of the Coverage Period in which the Date of Termination occurs, whichever rate is higher; and (B) "Date of Termination PRMA Amount" means the amount of Executive's PRMA balance as of the Date of Termination.

                  For purposes of this Section 5.2(c)(ix), all determinations and calculations will be made on the basis of the terms and conditions of the PRMA Plan as in effect immediately prior to the Date of Termination or, if the PRMA Plan is no longer in effect on the Date of Termination or has been amended during the Coverage Period in which the Date of Termination occurs so as to adversely affect in any manner the amount of Executive's PRMA thereunder, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.

                  (x) All group health benefits provided to Executive pursuant to Section 5.2(c) shall constitute continuation coverage for purposes of Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, and Section 4980B of the Code to the maximum extent permitted thereby."


         B. Other Benefits. Section 5.2(d) of the Agreement is hereby amended and restated in its entirety as follows:


                  "(d) Other Benefits. The Company shall pay to Executive a lump sum cash payment equal to the product of (i) the Classification Factor (or, if less, the Retirement Factor) and (ii) the greater of (x) the Perquisites Allowance paid or payable by the Company to Executive for the Termination Year and (y) the Perquisites Allowance paid or payable by the Company to Executive for the fiscal year immediately preceding the commencement of the Coverage Period.

                  Any club membership bond or certificate held by the Company on behalf of Executive shall be transferred to Executive as appropriate to enable Executive to retain such club membership.

                  In addition, during the Benefits Period, the Company shall continue to pay for and provide Executive with access to personal financial consulting services that are substantially similar to that which the Company provided Executive with during the fiscal year immediately preceding the Termination Year."


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         C. Disability Benefit Offset.


         (i) The first sentence of Section 5.2 of the Agreement is hereby amended to: (1) replace the reference to "Subsections (a) through (e)" with "Subsections (a) through (f)"; (2) delete the phrase "or Disability" from clause
(ii) thereof; (3) insert "(iii)" immediately before the phrase "after the Executive attains age sixty-five (65)"; and (4) renumber current clause (iii) thereof as clause (iv).

         (ii) The second sentence of Section 7.1 of the Agreement is hereby amended by adding "Section 5.2(f)" after the reference to "Section 5.2(c)".

         (iii) Section 8 of the Agreement is hereby amended to delete the definition of Disability, which currently appears as Section 8.17.

         (iv) Section 5.2 of the Agreement is hereby further amended to add the following to the end of said section as new subsection (f):

                  "(f) Disability Benefit Offset. If, as of the Date of Termination, Executive is eligible to receive disability benefits under one or more of the Company's or one of its affiliates' long-term disability plans that cover Executive (collectively, the "LTD Plan") because of a determination that Executive is totally or partially disabled, then:

                           (i) the aggregate lump-sum cash payment to be paid to
                  Executive pursuant to Section 5.2(a) shall be reduced (but not to less than zero) by the product of (x) the gross annualized cash disability benefit that is payable to Executive pursuant to the LTD Plan as of the Date of Termination and (y) the Classification Factor (or, if less, the Retirement Factor);

                           (ii) notwithstanding Section 5.2(f)(i), if Executive
                  ceases to receive disability benefits under the LTD Plan prior to the expiration of a number of years after the Date of Termination equal to the Classification Factor (or, if less, the Retirement Factor), then the Company shall promptly pay to Executive an additional lump-sum cash payment equal to the difference between (x) the amount by which the aggregate lump-sum cash payment made to Executive pursuant to Section 5.2(a) was reduced by reason of Section 5.2(f)(i) and (y) the total gross amount of the cash disability benefits paid to Executive pursuant to the LTD Plan during the period from the Date of Termination until the date disability benefit payments to Executive pursuant to the LTD Plan ceased; and

                           (iii) for purposes of Benefits Period pension and
                  SERP accruals pursuant to Section 5.2(e)(ii) and (iii), Executive's Annual Base Salary and Annual Bonus together shall not be less than the greater of (x) the gross annualized cash disability benefit that is payable to Executive pursuant to the LTD Plan as of the Date of Termination and (y) the amount of compensation taken into account for purposes of Executive's earnings credits under the relevant Company Pension Plans immediately prior to the Date of Termination annualized."


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         D. Interest. Certain references to interest in the Agreement are hereby clarified and amended as follows:

         (i) The phrase "plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code" at the end of the first sentence of Section 5.3(c) of the Agreement is hereby replaced with the following phrase:

         "plus Interest on the amount of such repayment for the period that the applicable portion of the Gross-Up Payment being repaid was held by Executive".

         (ii) The parenthetical "(together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the payment of such remainder)" in the second sentence of Section 5.4 of the Agreement is hereby replaced with the following:

         "(together with Interest from the Date of Termination to the payment of such remainder)".

         (iii) The parenthetical "(together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the repayment of such excess)" at the end of the third sentence of Section 5.4 of the Agreement is hereby replaced with the following:

         "(together with Interest from the Date of Termination to the repayment of such excess)."

         (iv) The phrase "together with interest accrued thereon at the rate provided in Section 1274(b)(2)(B) of the Code" at the end of the last sentence of Section 6.2 of the Agreement is hereby replaced with the following:

         "together with Interest accrued thereon."


         E. Timing of Payments. The first sentence of Section 5.4 of the Agreement is hereby amended by: (1) replacing the reference to "Section 5.2(c)" with "Sections 5.2(c)(i) through (vii)"; (2) replacing the reference to "Section 5.2(e)(i)" with "Section 5.2(e)(i)(1)"; (3) adding "Section 5.2(f)(ii)" after the reference to "Section 5.2(e)(i)(1)"; and (4) replacing the phrase "the last sentence of Section 5.2(d)" with the phrase "the last paragraph of Section 5.2(d)".


         F. Reimbursement of Legal Costs. The first sentence of Section 5.5 of the Agreement is hereby amended by replacing clause (iii) thereof with the following:

         "(iii) in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any of the Total Benefits."


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         G. Notice of Termination. The first sentence of Section 6.1 of the
Agreement is hereby amended to add the following phrase immediately after the parenthetical "(other than by reason of death)" in such sentence:

         ", whether or not Executive's employment status was classified as active at the time of termination,".


         H. Notices. Section 7.6 of the Agreement is hereby amended to provide that: (1) notices to the Company shall be sent to the attention of the chief human resources executive of the Company; and (2) the copy (which shall not be deemed notice) of notices to the Company shall be sent to the attention of the general counsel of the Company.


         I. Modification; Waiver. The first sentence of Section 7.7 of the Agreement is hereby amended and restated in its entirety as follows:

         "No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be authorized by the Board or the Committee."

         J. Changes to Statutes, Employee Benefit Plans and Employee Classification Systems. Section 7.10 of the Agreement is hereby amended by adding the phrase "or programs" after the phrase "employee benefit plans" in the heading and in the second sentence thereof and by adding ", programs" after the phrases "such plans" and "successor plans" in said sentence.


         K. Reduction of Agreement Benefits by Other Required Benefits.

         (i) Section 7.16 of the Agreement is hereby amended to add the following phrase immediately prior to the phrase "any Severance Benefits hereunder" in the first sentence thereof:

         ", to the extent required to avoid duplication of the same or similar benefits,".

         (ii) Section 7.16 of the Agreement is hereby further amended to add the following sentence to the end of said section:

         "Nothing in this Section 7.16 shall be construed so as to reduce any Severance Benefits hereunder by the amount or value of any payments or benefits provided to Executive with respect to any awards under the Company's 1997 Long-Term Incentive Award Plan, as amended from time to time, or any successor plan or plans."


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         L. Headings. Section 7.17 of the Agreement is hereby amended to delete the phrase "and captions".

         5. Amend Certain Definitions.

         (i) The following definitions in Section 8 of the Agreement are hereby amended and restated in their entirety as follows:

                  " "Annual Base Salary" means the greater of (a) Executive's highest annual base salary in effect during the one (1) year period preceding the commencement of the applicable Coverage Period and (b) Executive's highest annual base salary in effect during the one (1) year period preceding Executive's Date of Termination.

                  For purposes of this definition, at any time when Executive is receiving disability benefits under the LTD Plan (as defined in Section 5.2(f)), Executive's annual base salary will be deemed to be the same as Executive's annual base salary immediately prior to the time such disability benefits commenced."

                  " "Bonus Percent" means the cash value of the bonus amount paid or payable to Executive pursuant to the 1996 Plan or any other Company incentive compensation or bonus plan with respect to a particular fiscal year (including the cash value of any portion of the bonus amount paid in stock and of any additional stock or restricted stock awarded to Executive with respect to the portion of the base bonus amount paid in stock) divided by the aggregate base salary paid or payable to Executive for such fiscal year; provided, however, that with respect to the fiscal year preceding the Termination Year, the Bonus Percent will not be less than Executive's highest Target Percentage that was in effect during such fiscal year.

                  For purposes of this definition, shares of stock or restricted stock will be valued without regard to any vesting, transfer or other restrictions applicable to such stock and will be deemed to have a per share cash value equal to the closing price of the stock, as of the date the shares were awarded, on the principal stock exchange on which the stock is traded.

                  Also, for purposes of this definition, if Executive is receiving disability benefits under the LTD Plan (as defined in Section 5.2(f)), base salary paid or payable to Executive during the period in which Executive is receiving such disability benefits will be deemed to be the amount Executive would have received if Executive had been receiving base salary during such period at the same annual base salary rate that was in effect immediately prior to the time such disability benefits commenced."


                  " "Code" means the Internal Revenue Code of 1986, as amended, including any regulations promulgated thereunder."


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                  " "Excess Plan" means The PNC Financial Services Group, Inc.
         ERISA Excess Pension Plan."

                  " "Exchange Act" means the Securities Exchange Act of 1934, as amended, including any regulations promulgated thereunder."

                  " "SERP" means The PNC Financial Services Group, Inc. Supplemental Executive Retirement Plan."

                  " "Subsidiary" means any corporation, limited liability company, or other entity controlled by the Company, directly or indirectly."

                  " "Target Percentage" means the percentage of Executive's annual base salary on which Executive's target cash incentive award pursuant to the 1996 Plan or any other Company incentive compensation or bonus plan then in effect is based for a particular fiscal year. Such percentage is established annually by the Committee in administering the applicable plan. In the event that the Committee established that Executive's incentive award for such fiscal year would be increased by awarding Executive additional shares of stock or restricted stock with respect to any portion of the award to be paid in stock, the Target Percentage will be increased to take into account the cash value of such additional shares.

                  For purposes of this definition, shares of stock or restricted stock will be valued without regard to any vesting, transfer or other restrictions applicable to such stock and will be deemed to have a per share cash value equal to the closing price of the stock, as of the date the shares were awarded, on the principal stock exchange on which the stock is traded."

         (ii) Certain other definitions in Section 8 of the Agreement are hereby amended as follows:

                  (1) The phrase "of the Company" is hereby added after the phrase "the Chief Executive Officer" in the second sentence of the paragraph following clause (b) of current Section 8.6 of the Agreement.

                  (2) The phrase "plans of the Company" in current Section 8.7(a) of the Agreement is hereby replaced with the phrase "plans of the Company and its Subsidiaries".

                  (3) In the second sentence of current Section 8.13 of the Agreement, the phrase "to be accorded by the "Company" " is hereby replaced with the phrase "provided or to be provided by the Company" and the phrase "to be provided by such Subsidiary" is hereby replaced with the phrase "provided or to be provided by such Subsidiary".


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                  (4) The phrase "or program" is hereby inserted after the word
"plan" each time it appears in current Section 8.21(d) of the Agreement, and the phrase "or programs" is hereby inserted after the phrase "welfare plans" in current Section 8.21(e) of the Agreement.

         (iii) Section 8 of the Agreement is hereby further amended by deleting the definition of 1994 Plan, which currently appears as Section 8.32.

         (iv) The first unnumbered paragraph of the Agreement is hereby amended by deleting the parenthetical "(the "Company")".

         6. New Definitions. Section 8 of the Agreement is hereby further amended to add the following new definitions:

                  " "Interest" means interest at the Federal short-term rate, the Federal mid-term rate, or the Federal long-term, as applicable, compounded semiannually, under Section 1274(b)(2)(B) of the Code based on the period over which interest is being accrued."

                  " "Matching Amount" means the maximum amount that Executive would have been eligible to have credited to Executive's plan accounts under The PNC Financial Services Group, Inc. Incentive Savings Plan and the Supplemental Savings Plan (or similar plan or plans sponsored by a Subsidiary, if applicable to Executive) (the plans applicable to Executive being hereafter referred to as the "Savings Plans") by Executive's employer as a matching contribution or credit assuming: (a) Executive had remained an employee of the Company after the Date of Termination for a number of years after the Date of Termination equal to the Classification Factor (or, if less, the Retirement Factor); (b) Executive received (i) a base salary and annual bonus equal to the Annual Base Salary and Annual Bonus with respect to, and paid in, each year during such period (or, if the Retirement Factor is applicable and includes a fraction, a base salary and annual bonus equal to the Annual Base Salary and Annual Bonus for any full year during such period and a base salary and annual bonus equal to such fraction times the Annual Base Salary and Annual Bonus during the fraction of a year in such period) plus (ii) a bonus with respect to the Termination Year equal to the amount payable to Executive pursuant to Section 5.2(b)(i), paid in the year after the Termination Year, and a bonus with respect to the fiscal year preceding the Termination Year equal to the amount, if any, payable to Executive pursuant to Section 5.2(b)(ii), paid in the Termination Year; (c) Executive had elected to participate in the Savings Plans and to defer the maximum percentage of such base salary and/or bonuses under the Savings Plans; (d) Executive's employer had made the maximum matching contribution or credit with respect to such amounts under the Savings Plans; and (e) all such matching contributions or credits were fully vested.

                  In calculating the Matching Amount, all determinations and calculations will be made on the basis of the terms and conditions of the Savings Plans as in effect immediately prior to the Date of Termination or, if it would result in a larger Matching Amount, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.


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                  Notwithstanding the foregoing, unless, immediately prior to the Date of Termination, Executive was eligible to participate in and receive employer matching contributions or credits under the Savings Plans, or would have been so eligible had the Savings Plans remained as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs, the Matching Amount will be deemed to be zero."

                  " "Perquisites Allowance" means the amount Executive received or was eligible to receive as a perquisites allowance for any fiscal year. If Executive was not eligible to receive and did not receive a perquisites allowance for any fiscal year, then for that fiscal year, Perquisites Allowance means the value of any perquisites provided to or paid on behalf of Executive during such fiscal year that would have been reportable as Other Annual Compensation for Executive for such fiscal year pursuant to Item 402(b)(2)(iii)(C)(1) of Regulation S-K (or any similar item) promulgated under the Exchange Act, without regard to any exclusion in said item for amounts that are less than a specified amount or aggregate amount, if Company had been subject to such reporting requirement with respect to Executive for such fiscal year."

                  " "Total Benefits" has the meaning assigned to such term in
Section 5.3(a)(i)."

         7. Renumber Certain Definitions. The definitions in Section 8 of the Agreement are hereby numbered or renumbered, as the case may be, so that they appear in alphabetical order after the additions and deletions set forth in the Amendment, and any references in the Agreement to definitions by section number are also hereby amended accordingly.


             IN WITNESS WHEREOF, the Company has caused the Amendment to be executed by its officer, thereunto duly authorized, and Executive has executed the Amendment, all as of June 28, 2001.

                                     THE PNC FINANCIAL SERVICES
                                     GROUP, INC.

                                     By:
                                        ----------------------------
                                        [Name]
                                        [Title]


                                     EXECUTIVE

                                     -------------------------------
                                     [Name]

                                     FORM 2


         THIS AMENDMENT to Change in Control Severance Agreement ("Amendment") dated as of June 28, 2001 is made by and between The PNC Financial Services Group, Inc., a Pennsylvania corporation (the "Company"), and _______________ ("Executive").


         WHEREAS, the Company and Executive have previously entered into a Change in Control Severance Agreement dated as of __________________, as amended by a first amendment dated as of November 15, 2000 (the "Agreement"); and

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to further amend the Agreement; and

         WHEREAS, Section 7.7 of the Agreement authorizes its modification in a writing signed by both Executive and a designated officer of the Company;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the Company and Executive hereby amend the Agreement as follows:

         1. Defined Terms in Amendment; Headings. The definitions of capitalized terms used in the Amendment will be the same as are set forth in the Agreement except as amended herein. Headings used in the Amendment are provided for reference and convenience only, shall not be considered part of the Amendment, and shall not be employed in the construction of the Amendment.

         2. Lump-Sum Matching Amount. Section 5.2(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(a) Lump-Sum Severance Payment. In lieu of any further salary payments to Executive for periods subsequent to the Date of Termination, the Company shall pay to Executive a lump sum severance payment, in cash, equal to: (i) the Classification Factor (or, if less, the Retirement Factor) times the sum of (x) Executive's Annual Base Salary and (y) Executive's Annual Bonus; plus (ii) the Matching Amount, if any."

         3. Pension Benefits.


         (i) Section 5.2(e)(i) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(i) Pension Plan Benefits.

                           (1) The pension benefits accrued by Executive under the Pension Plan, the Excess Plan and the SERP (the "Company Pension Plans") shall be paid to Executive in accordance with the terms of such plans.

                           (2) In the event that any amendments are made to the Company Pension Plans during the Coverage Period that adversely affect in any manner the amount of pension benefits payable to Executive under the Company Pension Plans, then the Company shall also pay to Executive a lump sum amount, in cash, equal to the difference between (A) the amount that would have been payable on a lump sum basis as of the Date of Termination without giving effect to such amendments and (B) the amount actually paid or payable on a lump sum basis as of the Date of Termination."

         (ii) Section 5.2(e)(ii) of the Agreement is hereby amended to: (1) change the heading from "Benefits Period Pension Accruals" to "Benefits Period and Other Pension Accruals"; (2) replace the phrase "this Section 5.2(e)" in the third sentence thereof with "Section 5.2(e)"; (3) add the phrase "at the Date of Termination" to the end of clause (A)(III) of the definition of Adjusted Lump Sum Amount in the third sentence thereof; (4) replace the word "his" in clause
(A)(V) of the definition of Adjusted Lump Sum Amount in the third sentence thereof with "Executive's"; (5) replace the phrase "a lump sum distribution" in clause (A)(V) of the definition of Adjusted Lump Sum Amount in the third sentence thereof with the phrase "lump sum distributions"; (6) divide the third sentence thereof into a third and a fourth sentence thereof by ending the current third sentence at the end of clause (C) of the definition of Adjusted Lump Sum Amount, deleting the conjunction "and", and making the remainder of current sentence three into sentence four; (7) add the phrase "For purposes of
Section 5.2(e)," at the beginning of the fourth sentence thereof immediately prior to the phrase "Date of Termination Lump Sum Amount"; (8) add the phrase ", not taking into account any amounts that were not vested at the Date of Termination," immediately after the phrase "means the total amount" in the definition of Date of Termination Lump Sum Amount; and (9) replace the word "his" in the definition of Date of Termination Lump Sum Amount with "Executive's".

         (iii) Section 5.2(e)(iii) of the Agreement is hereby amended by replacing the phrase "If the Executive has attained the age of 50" at the beginning of the first sentence thereof with the phrase "If Executive has attained the age of 49".

         (iv) Section 5.2(e)(iv) of the Agreement is hereby amended to change the heading from "No Adverse Affect" to "No Adverse Effect" and to insert the phrase "and calculations" after the word "determinations".

         4.       Miscellaneous Amendments.

         A.       Continued Welfare Benefits.

         (i) Section 5.2(c) of the Agreement is hereby amended by dividing the current provisions of said section into numbered paragraphs as follows: (1) the first and second sentences will be Section 5.2(c)(i); (2) the third and fourth sentences will be Section 5.2(c)(ii); (3) the fifth sentence will be Section 5.2(c)(iii); (4) the sixth sentence will be Section 5.2(c)(iv); and (5) the seventh (currently the last) sentence will be Section 5.2(c)(v).

         (ii) Renumbered Sections 5.2(c)(ii) and (iv) of the Agreement are hereby amended by replacing the phrase "this Section 5.2(c)" with "Section 5.2(c)".

         (iii) Renumbered Section 5.2(c)(v) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(v) To the extent that the Company is unable to provide Executive with any of the Welfare Benefits required by Section 5.2(c) under the Company's benefit plans, the Company shall either (i) purchase such Welfare Benefits for Executive or (ii) to the extent that Executive is able to purchase such Welfare Benefits, pay to Executive a cash payment equal, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, to the cost thereof, in either case reduced by an amount equal to the premiums that Executive would have paid for such Welfare Benefits under the applicable Company benefit plans immediately prior to the Notice of Termination, as adjusted pursuant to Sections 5.2(c)(iii) and/or (iv) if applicable."

         (iv) Section 5.2(c) of the Agreement is hereby further amended to add the following to the end of said Section 5.2(c) as new subsections (vi), (vii),
(viii), (ix) and (x) thereof:

                  "(vi) To the extent that the Welfare Benefits required to be provided to Executive pursuant to Section 5.2(c) are group health benefits within the meaning of Section 4980B of the Code, the Company may, in its discretion, unless Executive has elected or is eligible to elect coverage under a Company-sponsored retiree medical plan or plans that provide medical benefits substantially similar to the medical benefits Executive was receiving immediately prior to the Notice of Termination, provide such benefits (hereafter referred to as "COBRA Welfare Benefits") to Executive during any portion of the Benefits Period that Executive is entitle to elect and receive continuation coverage (within the meaning of Section 4980B of the Code) with respect to such COBRA Welfare Benefits by (i) requiring Executive to elect continuation coverage with respect to such COBRA Welfare Benefits as the Company may designate and (ii) reimbursing Executive in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, so that the net cost to Executive of receiving such COBRA Welfare Benefits is not in excess of the cost to Executive provided for by Section 5.2(c)(i), as adjusted pursuant to Sections 5.2(c)(iii) and/or (iv) if applicable.

                  (vii) If, as of the Date of Termination, Executive is eligible to elect coverage under a Company-sponsored retiree medical plan or plans that provide medical benefits substantially similar to the medical benefits Executive was receiving immediately prior to the Notice of Termination, the Company may, in its discretion, provide medical benefits to Executive pursuant to Section 5.2(c) by (i) requiring Executive to elect coverage under the Company's retiree medical plan or plans, and (ii), to the extent, if any, that Executive's retiree medical premiums exceed the premiums for Company medical benefits that Executive paid immediately prior to the Notice of Termination (as adjusted pursuant to Section 5.2(c)(iv) if applicable), paying Executive in cash an amount equal to such difference, such payment to be made on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive.

                  (viii) If Executive elects retiree medical coverage on or prior to the Date of Termination and has a post-retirement medical account ("PRMA") under a Company-sponsored post-retirement medical account plan ("PRMA Plan") as of the Date of Termination, then the Company shall pay to Executive a lump sum amount in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, equal to the difference between (1) the Adjusted PRMA Amount and (2) the Date of Termination PRMA Amount. For purposes of this Section 5.2(c)(viii): (A) "Adjusted PRMA Amount" means the amount that would have been Executive's PRMA balance as of the last day of the Benefits Period assuming that (i) Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, (ii) Executive elected not to have retiree medical premiums deducted from Executive's PRMA during the Benefits Period, and (iii) Executive's PRMA was credited with interest at each year end during the Benefits Period at the same rate as for the year end immediately preceding the Date of Termination or the year end immediately preceding the commencement of the Coverage Period in which the Date of Termination occurs, whichever rate is higher; and (B) "Date of Termination PRMA Amount" means the amount of Executive's PRMA balance as of the Date of Termination.

                  For purposes of this Section 5.2(c)(viii), all determinations and calculations will be made on the basis of the terms and conditions of the PRMA Plan as in effect immediately prior to the Date of Termination or, if the PRMA Plan has been amended during the Coverage Period in which the Date of Termination occurs so as to adversely affect in any manner the amount of Executive's PRMA thereunder, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.

                  (ix) If a PRMA would have been established for Executive under the PRMA Plan had Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, or if Executive would have had a PRMA as of the Date of Termination had the PRMA Plan not been terminated or amended during the Coverage Period in which the Date of Termination occurs, then the Company shall pay to Executive a lump sum amount in cash, on an after-tax basis taking into account any deductibility by Executive of premium payments made by Executive, equal to the difference between (1) the Adjusted PRMA Amount and (2) the Date of Termination PRMA Amount. For purposes of this Section 5.2(c)(ix): (A) "Adjusted PRMA Amount" means the amount that would have been Executive's PRMA balance as of the last day of the Benefits Period assuming that (i) Executive remained employed as a full-time employee after the Date of Termination through the last day of the Benefits Period, (ii) Executive elected retiree medical coverage on or prior to the Date of Termination but elected not to have retiree medical premiums deducted from Executive's PRMA during the Benefits Period, and (iii) Executive's PRMA was credited with interest at each year end during the Benefits Period at the same rate as for the year end immediately preceding the Date of Termination or the year end immediately preceding the commencement of the Coverage Period in which the Date of Termination occurs, whichever rate is higher; and (B) "Date of Termination PRMA Amount" means the amount of Executive's PRMA balance as of the Date of Termination.

                  For purposes of this Section 5.2(c)(ix), all determinations and calculations will be made on the basis of the terms and conditions of the PRMA Plan as in effect immediately prior to the Date of Termination or, if the PRMA Plan is no longer in effect on the Date of Termination or has been amended during the Coverage Period in which the Date of Termination occurs so as to adversely affect in any manner the amount of Executive's PRMA thereunder, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.

                  (x) All group health benefits provided to Executive pursuant to Section 5.2(c) shall constitute continuation coverage for purposes of Part 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended, and Section 4980B of the Code to the maximum extent permitted thereby."

         B. Other Benefits. Section 5.2(d) of the Agreement is hereby amended and restated in its entirety as follows:

                  "(d) Other Benefits. The Company shall pay to Executive a lump sum cash payment equal to the product of (i) the Classification Factor (or, if less, the Retirement Factor) and (ii) the greater of (x) the Perquisites Allowance paid or payable by the Company to Executive for the Termination Year and (y) the Perquisites Allowance paid or payable by the Company to Executive for the fiscal year immediately preceding the commencement of the Coverage Period.

                  Any club membership bond or certificate held by the Company on behalf of Executive shall be transferred to Executive as appropriate to enable Executive to retain such club membership.

                  In addition, during the Benefits Period, the Company shall continue to pay for and provide Executive with access to personal financial consulting services that are substantially similar to that which the Company provided Executive with during the fiscal year immediately preceding the Termination Year."

         C. Disability Benefit Offset.

         (i) The first sentence of Section 5.2 of the Agreement is hereby amended to: (1) replace the reference to "Subsections (a) through (e)" with "Subsections (a) through (f)"; (2) delete the phrase "or Disability" from clause
(ii) thereof; (3) insert "(iii)" immediately before the phrase "after the Executive attains age sixty-five (65)"; and (4) renumber current clause (iii) thereof as clause (iv).

         (ii) The second sentence of Section 7.1 of the Agreement is hereby amended by adding "Section 5.2(f)" after the reference to "Section 5.2(c)".

         (iii) Section 8 of the Agreement is hereby amended to delete the definition of Disability, which currently appears as Section 8.17.

         (iv) Section 5.2 of the Agreement is hereby further amended to add the following to the end of said section as new subsection (f):

                  "(f) Disability Benefit Offset. If, as of the Date of Termination, Executive is eligible to receive disability benefits under one or more of the Company's or one of its affiliates' long-term disability plans that cover Executive (collectively, the "LTD Plan") because of a determination that Executive is totally or partially disabled, then:

                           (i) the aggregate lump-sum cash payment to be paid to
                  Executive pursuant to Section 5.2(a) shall be reduced (but not to less than zero) by the product of (x) the gross annualized cash disability benefit that is payable to Executive pursuant to the LTD Plan as of the Date of Termination and (y) the Classification Factor (or, if less, the Retirement Factor);

                           (ii) notwithstanding Section 5.2(f)(i), if Executive
                  ceases to receive disability benefits under the LTD Plan prior to the expiration of a number of years after the Date of Termination equal to the Classification Factor (or, if less, the Retirement Factor), then the Company shall promptly pay to Executive an additional lump-sum cash payment equal to the difference between (x) the amount by which the aggregate lump-sum cash payment made to Executive pursuant to Section 5.2(a) was reduced by reason of Section 5.2(f)(i) and (y) the total gross amount of the cash disability benefits paid to Executive pursuant to the LTD Plan during the period from the Date of Termination until the date disability benefit payments to Executive pursuant to the LTD Plan ceased; and

                           (iii) for purposes of Benefits Period pension and
                  SERP accruals pursuant to Section 5.2(e)(ii), Executive's Annual Base Salary and Annual Bonus together shall not be less than the greater of (x) the gross annualized cash disability benefit that is payable to Executive pursuant to the LTD Plan as of the Date of Termination and (y) the amount of compensation taken into account for purposes of Executive's earnings credits under the relevant Company Pension Plans immediately prior to the Date of Termination annualized."

         D. Interest. Certain references to interest in the Agreement are hereby clarified and amended as follows:

         (i) The phrase "plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code" at the end of the first sentence of Section 5.3(c) of the Agreement is hereby replaced with the following phrase:

         "plus Interest on the amount of such repayment for the period that the applicable portion of the Gross-Up Payment being repaid was held by Executive".

         (ii) The parenthetical "(together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the payment of such remainder)" in the second sentence of Section 5.4 of the Agreement is hereby replaced with the following:

         "(together with Interest from the Date of Termination to the payment of such remainder)".

         (iii) The parenthetical "(together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the repayment of such excess)" at the end of the third sentence of Section 5.4 of the Agreement is hereby replaced with the following:

         "(together with Interest from the Date of Termination to the repayment of such excess)."

         (iv) The phrase "together with interest accrued thereon at the rate provided in Section 1274(b)(2)(B) of the Code" at the end of the last sentence of Section 6.2 of the Agreement is hereby replaced with the following:

         "together with Interest accrued thereon."

         E. Timing of Payments. The first sentence of Section 5.4 of the Agreement is hereby amended by: (1) replacing the reference to "Section 5.2(c)" with "Sections 5.2(c)(i) through (vii)"; (2) replacing the reference to "Section 5.2(e)(i)" with "Section 5.2(e)(i)(1)"; (3) adding "Section 5.2(f)(ii)" after the reference to "Section 5.2(e)(i)(1)"; and (4) replacing the phrase "the last sentence of Section 5.2(d)" with the phrase "the last paragraph of Section 5.2(d)".

         F. Reimbursement of Legal Costs. The first sentence of Section 5.5 of the Agreement is hereby amended by replacing clause (iii) thereof with the following:

         "(iii) in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any of the Total Benefits."

         G. Notice of Termination. The first sentence of Section 6.1 of the Agreement is hereby amended to add the following phrase immediately after the parenthetical "(other than by reason of death)" in such sentence:

         ", whether or not Executive's employment status was classified as active at the time of termination,".

         H. Notices. Section 7.6 of the Agreement is hereby amended to provide that: (1) notices to the Company shall be sent to the attention of the chief human resources executive of the Company; and (2) the copy (which shall not be deemed notice) of notices to the Company shall be sent to the attention of the general counsel of the Company.

         I. Modification; Waiver. The first sentence of Section 7.7 of the Agreement is hereby amended and restated in its entirety as follows:

         "No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be authorized by the Board or the Committee."

         J. Changes to Statutes, Employee Benefit Plans and Employee Classification Systems. Section 7.10 of the Agreement is hereby amended by adding the phrase "or programs" after the phrase "employee benefit plans" in the heading and in the second sentence thereof and by adding ", programs" after the phrases "such plans" and "successor plans" in said sentence.

         K. Reduction of Agreement Benefits by Other Required Benefits.

         (i) Section 7.16 of the Agreement is hereby amended to add the following phrase immediately prior to the phrase "any Severance Benefits hereunder" in the first sentence thereof:

         ", to the extent required to avoid duplication of the same or similar benefits,".

         (ii) Section 7.16 of the Agreement is hereby further amended to add the following sentence to the end of said section:

         "Nothing in this Section 7.16 shall be construed so as to reduce any Severance Benefits hereunder by the amount or value of any payments or benefits provided to Executive with respect to any awards under the Company's 1997 Long-Term Incentive Award Plan, as amended from time to time, or any successor plan or plans."

         L. Headings. Section 7.17 of the Agreement is hereby amended to delete the phrase "and captions".

         5. Amend Certain Definitions.

         (i) The following definitions in Section 8 of the Agreement are hereby amended and restated in their entirety as follows:

                  " "Annual Base Salary" means the greater of (a) Executive's highest annual base salary in effect during the one (1) year period preceding the commencement of the applicable Coverage Period and (b) Executive's highest annual base salary in effect during the one (1) year period preceding Executive's Date of Termination.

                  For purposes of this definition, at any time when Executive is receiving disability benefits under the LTD Plan (as defined in Section 5.2(f)), Executive's annual base salary will be deemed to be the same as Executive's annual base salary immediately prior to the time such disability benefits commenced."

                  " "Bonus Percent" means the cash value of the bonus amount paid or payable to Executive pursuant to the 1996 Plan or any other Company incentive compensation or bonus plan with respect to a particular fiscal year (including the cash value of any portion of the bonus amount paid in stock and of any additional stock or restricted stock awarded to Executive with respect to the portion of the base bonus amount paid in stock) divided by the aggregate base salary paid or payable to Executive for such fiscal year; provided, however, that with respect to the fiscal year preceding the Termination Year, the Bonus Percent will not be less than Executive's highest Target Percentage that was in effect during such fiscal year.

                  For purposes of this definition, shares of stock or restricted stock will be valued without regard to any vesting, transfer or other restrictions applicable to such stock and will be deemed to have a per share cash value equal to the closing price of the stock, as of the date the shares were awarded, on the principal stock exchange on which the stock is traded.

                  Also, for purposes of this definition, if Executive is receiving disability benefits under the LTD Plan (as defined in Section 5.2(f)), base salary paid or payable to Executive during the period in which Executive is receiving such disability benefits will be deemed to be the amount Executive would have received if Executive had been receiving base salary during such period at the same annual base salary rate that was in effect immediately prior to the time such disability benefits commenced."


                  " "Code" means the Internal Revenue Code of 1986, as amended, including any regulations promulgated thereunder."

                  " "Excess Plan" means The PNC Financial Services Group, Inc. ERISA Excess Pension Plan."

                  " "Exchange Act" means the Securities Exchange Act of 1934, as amended, including any regulations promulgated thereunder."

                  " "SERP" means The PNC Financial Services Group, Inc. Supplemental Executive Retirement Plan."

                  " "Subsidiary" means any corporation, limited liability company, or other entity controlled by the Company, directly or indirectly."

                  " "Target Percentage" means the percentage of Executive's annual base salary on which Executive's target cash incentive award pursuant to the 1996 Plan or any other Company incentive compensation or bonus plan then in effect is based for a particular fiscal year. Such percentage is established annually by the Committee in administering the applicable plan. In the event that the Committee established that Executive's incentive award for such fiscal year would be increased by awarding Executive additional shares of stock or restricted stock with respect to any portion of the award to be paid in stock, the Target Percentage will be increased to take into account the cash value of such additional shares.

                  For purposes of this definition, shares of stock or restricted stock will be valued without regard to any vesting, transfer or other restrictions applicable to such stock and will be deemed to have a per share cash value equal to the closing price of the stock, as of the date the shares were awarded, on the principal stock exchange on which the stock is traded."

         (ii) Certain other definitions in Section 8 of the Agreement are hereby amended as follows:

                  (1) The phrase "of the Company" is hereby added after the phrase "the Chief Executive Officer" in the second sentence of the paragraph following clause (b) of current Section 8.6 of the Agreement.

                  (2) The phrase "plans of the Company" in current Section 8.7(a) of the Agreement is hereby replaced with the phrase "plans of the Company and its Subsidiaries".

                  (3) In the second sentence of current Section 8.13 of the Agreement, the phrase "to be accorded by the "Company" " is hereby replaced with the phrase "provided or to be provided by the Company" and the phrase "to be provided by such Subsidiary" is hereby replaced with the phrase "provided or to be provided by such Subsidiary".

                  (4) The phrase "or program" is hereby inserted after the word "plan" each time it appears in current Section 8.21(d) of the Agreement, and the phrase "or programs" is hereby inserted after the phrase "welfare plans" in current Section 8.21(e) of the Agreement.

         (iii) Section 8 of the Agreement is hereby further amended by deleting the definition of 1994 Plan, which currently appears as Section 8.32.

         (iv) The first unnumbered paragraph of the Agreement is hereby amended by deleting the parenthetical "(the "Company")".

         6. New Definitions. Section 8 of the Agreement is hereby further amended to add the following new definitions:

                  " "Interest" means interest at the Federal short-term rate, the Federal mid-term rate, or the Federal long-term, as applicable, compounded semiannually, under Section 1274(b)(2)(B) of the Code based on the period over which interest is being accrued."

                  " "Matching Amount" means the maximum amount that Executive would have been eligible to have credited to Executive's plan accounts under The PNC Financial Services Group, Inc. Incentive Savings Plan and the Supplemental Savings Plan (or similar plan or plans sponsored by a Subsidiary, if applicable to Executive) (the plans applicable to Executive being hereafter referred to as the "Savings Plans") by Executive's employer as a matching contribution or credit assuming: (a) Executive had remained an employee of the Company after the Date of Termination for a number of years after the Date of Termination equal to the Classification Factor (or, if less, the Retirement Factor); (b) Executive received (i) a base salary and annual bonus equal to the Annual Base Salary and Annual Bonus with respect to, and paid in, each year during such period (or, if the Retirement Factor is applicable and includes a fraction, a base salary and annual bonus equal to the Annual Base Salary and Annual Bonus for any full year during such period and a base salary and annual bonus equal to such fraction times the Annual Base Salary and Annual Bonus during the fraction of a year in such period) plus (ii) a bonus with respect to the Termination Year equal to the amount payable to Executive pursuant to Section 5.2(b)(i), paid in the year after the Termination Year, and a bonus with respect to the fiscal year preceding the Termination Year equal to the amount, if any, payable to Executive pursuant to Section 5.2(b)(ii), paid in the Termination Year; (c) Executive had elected to participate in the Savings Plans and to defer the maximum percentage of such base salary and/or bonuses under the Savings Plans; (d) Executive's employer had made the maximum matching contribution or credit with respect to such amounts under the Savings Plans; and (e) all such matching contributions or credits were fully vested.

                  In calculating the Matching Amount, all determinations and calculations will be made on the basis of the terms and conditions of the Savings Plans as in effect immediately prior to the Date of Termination or, if it would result in a larger Matching Amount, as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs.

                  Notwithstanding the foregoing, unless, immediately prior to the Date of Termination, Executive was eligible to participate in and receive employer matching contributions or credits under the Savings Plans, or would have been so eligible had the Savings Plans remained as in effect immediately prior to the commencement of the Coverage Period in which the Date of Termination occurs, the Matching Amount will be deemed to be zero."

                  " "Perquisites Allowance" means the amount Executive received or was eligible to receive as a perquisites allowance for any fiscal year. If Executive was not eligible to receive and did not receive a perquisites allowance for any fiscal year, then for that fiscal year, Perquisites Allowance means the value of any perquisites provided to or paid on behalf of Executive during such fiscal year that would have been reportable as Other Annual Compensation for Executive for such fiscal year pursuant to Item 402(b)(2)(iii)(C)(1) of Regulation S-K (or any similar item) promulgated under the Exchange Act, without regard to any exclusion in said item for amounts that are less than a specified amount or aggregate amount, if Company had been subject to such reporting requirement with respect to Executive for such fiscal year."

                  " "Total Benefits" has the meaning assigned to such term in
         Section 5.3(a)(i)."

         7. Renumber Certain Definitions. The definitions in Section 8 of the Agreement are hereby numbered or renumbered, as the case may be, so that they appear in alphabetical order after the additions and deletions set forth in the Amendment, and any references in the Agreement to definitions by section number are also hereby amended accordingly.

             IN WITNESS WHEREOF, the Company has caused the Amendment to be executed by its officer, thereunto duly authorized, and Executive has executed the Amendment, all as of June 28, 2001.


                                      THE PNC FINANCIAL SERVICES
                                      GROUP, INC.


                                      By:
                                          ---------------------------
                                          [Name]
                                          [Title]


                                      EXECUTIVE

                                      -------------------------------
                                      [Name]